UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Sanchez Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

17 BATTERY PLACE, NEW YORK, NEW YORK 10004-1123

Tel: (212) 509-4000

Fax: (212) 509-5150

May 1, 2012

Dear Sanchez Energy Corporation Stockholder,

Enclosed please find a duplicate proxy card for the above company’s scheduled Annual Shareholder meeting. The original proxy card you received did not provide you with the correct proxy number to enable you to vote your shares via the internet or telephone.

As your vote is important, please use the enclosed card to vote your shares. We have also enclosed a Business Reply Envelope if you choose to vote by mail.

Continental Stock Transfer & Trust Company apologizes for any inconvenience this might have caused.

Very truly yours,

Continental Stock Transfer &

Trust Company.